Exhibit 10.17

EXECUTION VERSION

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS

THIS SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS (this “Agreement”), dated as of April 12, 2012, is made by each of the signatories hereto (each, a “Grantor”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as note collateral agent (in such capacity, the “Second Priority Note Collateral Agent”) with respect to the 11% Senior Secured Second Priority Notes due 2020 (the “Second Priority Notes”) issued by HD SUPPLY, Inc., a Delaware corporation (the “Issuer”) pursuant to the Indenture, dated as of the date hereof (as amended pursuant to the First Supplemental Indenture, dated as of the date hereof, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Second Priority Notes Indenture”), among the Issuer, the Subsidiary Guarantors from time to time parties thereto, and Wilmington Trust.

WHEREAS, pursuant to the Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Second Priority Note Collateral Agreement”), among the Issuer, certain Subsidiaries of the Issuer and the Second Priority Note Collateral Agent, each Grantor granted to the Second Priority Note Collateral Agent a security interest in its Intellectual Property, including Trademarks; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, subject to the conditions of the Second Priority Notes Indenture, each Grantor agrees, for the benefit of the Second Priority Note Collateral Agent, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Second Priority Notes Indenture and the Second Priority Note Collateral Agreement.

SECTION 2. Confirmation of Security Interest. Each Grantor hereby confirms that pursuant to the Second Priority Note Collateral Agreement, subject to existing licenses to use the Trademarks granted by such Grantor in the ordinary course of its business, it granted to the Second Priority Note Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Trademarks of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Trademarks, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant thereto or any other Note Security Document in any right, title or interest of such Grantor under or in any Trademark Licenses with Persons other than the Issuer, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant thereto would result in a breach, default or termination of such Trademark Licenses.

SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the Second Priority Note Collateral Agreement with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the Second Priority Note Collateral Agreement. The Second Priority Note Collateral Agreement (and all rights and remedies of the Second Priority Note Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Second Priority Note Collateral Agent with respect to the security interest in the Trademarks are fully set forth in the Second Priority Notes Indenture and the Second Priority Note Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

CREATIVE TOUCH INTERIORS, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

HD SUPPLY REPAIR & REMODEL, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By: HD Supply GP & Management, Inc., its general partner

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

HSI IP, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

WHITE CAP CONSTRUCTION SUPPLY, INC.
By: HD Supply Support Services, Inc., its managing member

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

PROVALUE, LLC
By: HD Supply Support Services, Inc., its managing member

By:	/s/ Katherine Boelte
	Name:	Katherine Boelte
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTERESTS IN TRADEMARKS

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Note Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

SECOND LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS

Schedule A

Trademarks

HD Supply Repair & Remodel, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
CW CONTRACTORS’ WAREHOUSE and Design	Registered	RN: 1,753,027	2/16/1993

Creative Touch Interiors, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
CTE CREATIVE TOUCH EXTERIORS and Design	Registered	RN: 2,991,212	9/6/2005
CTI CREATIVE TOUCH INTERIORS and Design	Registered	RN: 2,988,553	8/30/2005
CTM CREATIVE TOUCH MAINTENANCE	Registered	RN: 2,988,552	8/30/2005

HD Supply Facilities Maintenance, Ltd.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
MAINTENANCE WAREHOUSE	Registered	RN: 3,563,112	1/20/2009

HDS IP Holding, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
ALWAYS ON THE JOB	Registered	RN: 4,079,895	1/3/2012
AQUAGUARD	Registered	RN: 0,720,199	8/22/1961
AQUATRAC	Registered	RN: 2,945,650	5/3/2005
BEST BUSINESS ELECTRONIC SOLUTION TECHNOLOGIES (stylized)	Registered	RN: 3,611,013	4/28/2009
BRIGADE (Multistar stylization)	Registered	RN: 3,845,600	9/7/2010
BRIGADE (Multistar stylization)	Registered	RN: 3,928,403	3/8/2011
BRIGADE (star stylization)	Registered	RN: 3,865,925	10/19/2010
CLEARCAN	Registered	RN: 2,887,975	9/21/2004

COREPRO	Registered	RN: 2,426,425	2/6/2001
COTTON BAY	Registered	RN: 3,627,904	5/26/2009
COTTON BAY	Registered	RN: 3,679,770	9/8/2009
CROWN BOLT	Registered	RN: 1,644,947	5/21/1991

HD SUPPLY	Registered	RN: 3,559,162	1/6/2009
HD SUPPLY FIRE PROTECTION (stylized)	Registered	RN: 3,671,809	8/25/2009
HD SUPPLY (logo)	Registered	RN: 3,454,324	6/24/2008
HD SUPPLY (logo)	Registered	RN: 3,550,632	12/23/2008
HD SUPPLY WATERWORKS (stylized)	Registered	RN: 3,468,515	7/15/2008
HOME IMPROVEMENT PRODUCTS DIRECT (stylized)	Registered	RN: 3,478,426	7/29/2008
HOUSE-MATES HARDWARE	Registered	RN: 2,286,367	10/12/1999

I (stylized)	Registered	RN: 3,679,438	9/8/2009
IDEALLYGREEN	Registered	RN: 3,523,340	10/28/2008
Design only	Registered	RN: 2,621,865	9/17/2002
Design only	Registered	RN: 2,779,848	11/4/2003
LOCAL SERVICE NATIONWIDE	Registered	RN: 3,665,886	8/11/2009
PERFECT SEAL	Registered	RN: 4,001,186	7/26/2011
POWERSCOPE	Registered	RN: 3,461,922	7/8/2008

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
SEASONS (stylized)	Registered	RN: 3,835,518	8/17/2010
SEASONS GOLD (stylized)	Registered	RN: 3,850,430	9/21/2010
SHIELD SECURITY	Registered	RN: 2,949,257	5/10/2005
TOTAL CHOICE ADVANTAGE PROGRAM	Registered	RN: 3,911,575	1/25/2011
VISTRA	Registered	RN: 3,895,271	12/21/2010
WE GOT IT YOU GET IT AND YOU’RE GONE	Registered	RN: 3,632,249	6/2/2009
USA BLUEBOOK and Design	Registered	RN: 2,266,004	8/3/1999
USABLUEBOOK	Registered	RN: 2,236,393	4/6/1999
USABLUEBUCKS	Registered	RN: 3,224,814	4/3/2007
UTILITY SUPPLY OF AMERICA	Registered	RN: 2,252,348	6/15/1999

HSI IP, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
ASPEN	Registered	RN: 2,455,675	5/29/2001
BAJA	Registered	RN: 2,243,286	5/4/1999
BRIGHTON	Registered	RN: 3,086,948	5/2/2006
CHAMPION	Registered	RN: 2,995,438	9/13/2005
CHAMPION METALS	Registered	RN: 2,948,182	5/10/2005
CHAMPION PLUS	Registered	RN: 2,944,121	4/26/2005
CHAMPION VINYL	Registered	RN: 2,944,120	4/26/2005
CHAMPION WINDOW COVERINGS (stylized)	Registered	RN: 3,535,469	11/18/2008
DUROGUARD	Pending	SN: 77/841,144	10/5/2009
ELASCO	Registered	RN: 1,818,239	1/25/1994
ELASCO (stylized)	Registered	RN: 1,843,279	7/5/1994
EWARDS	Registered	RN: 2,983,752	8/9/2005
H (and design w/shield)	Registered	RN: 1,078,126	11/22/1977

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
HUGHES	Registered	RN: 2,288,983	10/26/1999
HUGHES EWARDS	Registered	RN: 3,004,848	10/4/2005
MARDEN SUSCO	Registered	RN: 2,991,505	9/6/2005
MINALOY	Registered	RN: 1,033,014	2/10/1976
MINE TUFF	Registered	RN: 1,381,417	2/4/1986
PROFESSIONAL QUALITY. EXCEPTIONAL VALUE.	Registered	RN: 3,288,848	9/4/2007
PROVALUE	Registered	RN: 2,863,412	7/13/2004
RIO	Registered	RN: 1,929,737	10/24/1995
SOLUTIONS. SUPPLY. SERVICE.	Registered	RN: 3,054,307	1/31/2006
SOME YOU SEE SOME YOU DON’T	Registered	RN: 2,597,962	7/23/2002
TERMINATOR	Registered	RN: 2,729,726	6/24/2003
THE PRODUCTS YOU WANT! THE SERVICE YOU DESERVE!	Registered	RN: 2,514,480	9/4/2001
THE SOURCE	Registered	RN: 2,360,623	6/20/2000

HD Supply Support Services, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
HD SUPPLY SUPPORT SERVICES, INC.	Registered	RN: 3,835,928	8/17/2010

ProValue, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
PROVALUE	Registered	RN: 3,545,345	12/9/2008

White Cap Construction Supply, Inc.

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
BLACK MARLIN	Registered	RN: 3,299,068	9/25/2007
CONTRACTOR TRADER	Registered	RN: 2,997,227	9/20/2005
PANEL-PRO	Registered	RN: 2,966,934	7/12/2005
PANEL-PRO TILT-UP ESTIMATING SOFTWARE	Registered	RN: 2,901,054	11/9/2004
PANEL-TRAK	Registered	RN: 2,987,418	8/23/2005
WC and Design	Registered	RN: 2,385,183	9/12/2000
WC PHENOLOIC PLY (stylized)	Registered	RN: 3,416,045	4/22/2008
WCFP WHITE CAP FORMING PANEL (stylized)	Registered	RN: 3,416,044	4/22/2008
WHITE CAP	Registered	RN: 3,048,812	1/24/2006
WHITE CAP (Stylized)	Registered	RN: 3,026,834	12/13/2005
WHITE CAP (stylized)	Registered	RN: 1,478,065	2/23/1988
WHITE CAP CONSTUCTION SUPPLY	Registered	RN: 2,927,946	2/22/2005
WHITE CAP CUSTOM SHOP 1976-2006 (stylized)	Registered	RN: 3,396,239	3/11/2008
WHITE CAP CUSTOM SHOP COAST TO COAST 19676-2006 (stylized)	Registered	RN: 3,396,238	3/11/2008

Williams Bros. Lumber Company, LLC

TRADEMARK	Status	Ser. No./Reg. No.	App. Date/ Reg. Date
THE NAME PROFESSIONALS BUILD ON	Registered	RN: 3,070,996	3/21/2006
WB	Registered	RN: 1,297,296	9/25/1984
WB	Registered	RN: 1,241,620	6/7/1983
WB	Registered	RN: 1,237,828	5/10/1983
WB	Registered	RN: 1,297,295	9/25/1984
WB	Registered	RN:3,185,687	12/16/2006